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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIECS EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported): October 21, 1999


                          UNITED LEISURE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                0-6106               13-2652243
(State or other jurisdiction of Incorporation)        (Commission         (I.R.S. Employer
                                                       File Number)         I.D. Number)

18081 Magnolia Ave., Fountain Valley, CA                                      92708
(Address of Principal Executive Offices)                                    (Zip Code)


                                (714) 378-8761
                        (Registrant's Telephone Number,
                             Including Area Code)


                                      N/A
         (Former name or former address, if changed from last report)
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Item 5.  Other Events.

      The registrant hereby incorporates by reference herein the information set forth in its Press Release dated October 21, 1999, a copy of which is attached hereto as Exhibit 99.

Item 7.  Exhibits.

Exhibit 99 United Leisure Corporation Press Release dated October 21, 1999 announcing the sale of its property interest in Las Vegas.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 1999             UNITED LEISURE CORPORATION


                                    By  /s/ Brian Shuster
                                      ---------------------------------------
                                        Brian Shuster
                                        President and Chief Executive Officer
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                               INDEX TO EXHIBITS

Exhibit No.                    Description
-----------                    -----------

Exhibit 99 United Leisure Corporation Press Release dated October 21, 1999 announcing the sale of its property interest in Las Vegas.